Exhibit 99.1

Union Pacific Reports Third Quarter 2020 Results

FOR IMMEDIATE RELEASE

Omaha, Neb., October 22, 2020 – Union Pacific Corporation (NYSE: UNP) today reported 2020 third quarter net income of $1.4 billion, or $2.01 per diluted share. This compares to $1.6 billion, or $2.22 per diluted share, in the third quarter 2019.

“Our third quarter results represent another step in our company’s transformation.  We demonstrated our ability to efficiently adjust to a sharp rebound in volume, which increased 19% from the second quarter, while operating expenses, excluding fuel price changes, increased only 11% sequentially,” said Lance Fritz, Union Pacific chairman, president and chief executive officer. “The strong financial results and quality service product delivered in the quarter are a testament to the women and men of Union Pacific as they continue to exhibit their commitment and resilience through safe operations.”

Third Quarter Summary

Operating revenue of $4.9 billion was down 11% in third quarter 2020, compared to third quarter 2019. Third quarter business volumes, as measured by total revenue carloads, decreased 4% compared to 2019. Premium volumes increased compared to 2019, while industrial and bulk declined. In addition:

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Quarterly freight revenue declined 11%, compared to third quarter 2019, as core pricing gains were more than offset by lower volumes, a less favorable business mix, and decreased fuel surcharge revenue.

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Union Pacific’s 58.7% operating ratio, an all-time quarterly record, improved 0.8 points compared to the third quarter 2019.  Lower fuel prices positively impacted the operating ratio by 100 basis points.

•	The $1.36 per gallon average quarterly diesel fuel price in third quarter 2020 was 35% lower than third quarter 2019.
•	Union Pacific’s reportable personal injury rate was 0.90 per 200,000 employee-hours for the first three quarters 2020, compared to 0.82 for the same period 2019.
•	Quarterly freight car velocity was 220 daily miles per car, a 3% improvement compared to third quarter 2019.
•	Quarterly locomotive productivity was 138 gross ton-miles per horsepower day, an all-time quarterly record and an 11% improvement compared to third quarter 2019.
•	Quarterly workforce productivity was 998 car miles per employee, an all-time quarterly record and a 13% improvement compared to third quarter 2019.
•	Average maximum train length was 8,984 feet, a 13% increase compared to third quarter 2019.

Summary of Third Quarter Freight Revenues

•	Bulk down 12%
•	Industrial down 18%
•	Premium down 1%

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2020 Outlook

“The results we are delivering, both operationally and financially, deepen our conviction that the changes we’re making to transform our railroad are on target and on track,” said Fritz. “An improved customer experience, coupled with a lower cost structure, is opening up new markets and opportunities to grow our business as we win with customers and convert more freight to rail.”

Third Quarter 2020 Earnings Conference Call

Union Pacific will webcast its third quarter 2020 earnings release presentation live at www.up.com/investor and via teleconference on Thursday, October 22, 2020 at 8:45 a.m. Eastern Time. Participants may join the conference call by dialing 877-407-8293 (or for international participants, 201-689-8349).

ABOUT UNION PACIFIC

Union Pacific (NYSE: UNP) delivers the goods families and businesses use every day with safe, reliable and efficient service. Operating in 23 western states, the company connects its customers and communities to the global economy. Trains are the most environmentally responsible way to move freight, helping Union Pacific protect future generations. More information about Union Pacific is available at www.up.com.

Union Pacific Investor contact: Brad Stock at 402-544-4227 or bkstock@up.com

Union Pacific Media contact: Raquel Espinoza at 402-544-5034 or respinoza@up.com

Supplemental financial information is attached.

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This news release and related materials contain statements about the Company’s future that are not statements of historical fact, including specifically the statements regarding the Company’s expectations with respect to economic conditions and demand levels,  its ability to improve network performance, its results of operations, and potential impacts of the COVID-19 pandemic.  These statements are, or will be, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements also

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generally include, without limitation, information or statements regarding: projections, predictions, expectations, estimates or forecasts as to the Company’s and its subsidiaries’ business, financial, and operational results, and future economic performance; and management’s beliefs, expectations, goals, and objectives and other similar expressions concerning matters that are not historical facts.

Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times that, or by which, such performance or results will be achieved. Forward-looking information, including expectations regarding operational and financial improvements and the Company’s future performance or results are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statement. Important factors, including risk factors, could affect the Company’s and its subsidiaries’ future results and could cause those results or other outcomes to differ materially from those expressed or implied in the forward-looking statements. Information regarding risk factors and other cautionary information are available in the Company’s Annual Report on Form 10-K for 2019, which was filed with the SEC on February 7, 2020 and the Company’s Quarterly Report on Form 10-Q which was filed with the SEC on July 23, 2020. The Company updates information regarding risk factors if circumstances require such updates in its periodic reports on Form 10-Q and its subsequent Annual Reports on Form 10-K (or such other reports that may be filed with the SEC).

Forward-looking statements speak only as of, and are based only upon information available on, the date the statements were made. The Company assumes no obligation to update forward-looking information to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information. If the Company does update one or more forward-looking statements, no inference should be drawn that the Company will make additional updates with respect thereto or with respect to other forward-looking statements. References to our website are provided for convenience and, therefore, information on or available through the website is not, and should not be deemed to be, incorporated by reference herein.

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UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Income (unaudited)

Millions, Except Per Share Amounts and Percentages,	3rd Quarter				Year-to-Date
For the Periods Ended September 30,	2020	2019	%		2020	2019	%
Operating Revenues
Freight revenues	$4,596	$5,146	(11)%		$13,448	$15,392	(13)%
Other	323	370	(13)		944	1,104	(14)
Total operating revenues	4,919	5,516	(11)		14,392	16,496	(13)
Operating Expenses
Compensation and benefits	1,008	1,134	(11)		2,972	3,484	(15)
Depreciation	555	557	-		1,653	1,657	-
Purchased services and materials	508	574	(11)		1,470	1,723	(15)
Fuel	301	504	(40)		982	1,595	(38)
Equipment and other rents	217	236	(8)		655	754	(13)
Other	299	277	8		832	829	-
Total operating expenses	2,888	3,282	(12)		8,564	10,042	(15)
Operating Income	2,031	2,234	(9)		5,828	6,454	(10)
Other income	37	53	(30)		221	187	18
Interest expense	(295)	(266)	11		(862)	(772)	12
Income before income taxes	1,773	2,021	(12)		5,187	5,869	(12)
Income taxes	(410)	(466)	(12)		(1,218)	(1,353)	(10)
Net Income	$1,363	$1,555	(12)%		$3,969	$4,516	(12)%

Share and Per Share
Earnings per share - basic	$2.02	$2.22	(9)%		$5.85	$6.39	(8)%
Earnings per share - diluted	$2.01	$2.22	(9)		$5.83	$6.36	(8)
Weighted average number of shares - basic	675.0	699.3	(3)		679.0	707.2	(4)
Weighted average number of shares - diluted	676.8	701.9	(4)		680.7	709.8	(4)
Dividends declared per share	$0.97	$0.97	-		$2.91	$2.73	7

Operating Ratio	58.7%	59.5%	(0.8)	pts	59.5%	60.9%	(1.4)	pts
Effective Tax Rate	23.1%	23.1%	-	pts	23.5%	23.1%	0.4	pts

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Freight Revenues Statistics (unaudited)

	3rd Quarter			Year-to-Date
For the Periods Ended September 30,	2020	2019	%	2020	2019		%
Freight Revenues (Millions)
Grain & grain products	$695	$704	(1)%	$2,028		$2,080	(3)%
Fertilizer	157	161	(2)	499		492	1
Food & refrigerated	239	253	(6)	694		767	(10)
Coal & renewables	387	564	(31)	1,177		1,641	(28)
Bulk	1,478	1,682	(12)	4,398		4,980	(12)
Industrial chemicals & plastics	454	494	(8)	1,384		1,428	(3)
Metals & minerals	365	520	(30)	1,202		1,613	(25)
Forest products	284	290	(2)	853		878	(3)
Energy & specialized markets	464	598	(22)	1,522		1,759	(13)
Industrial	1,567	1,902	(18)	4,961		5,678	(13)
Automotive	481	542	(11)	1,194		1,616	(26)
Intermodal	1,070	1,020	5	2,895		3,118	(7)
Premium	1,551	1,562	(1)	4,089		4,734	(14)
Total	$4,596	$5,146	(11)%	$13,448	-	15,392	(13)%
Revenue Carloads (Thousands)
Grain & grain products	187	181	3%	529		528	-%
Fertilizer	50	48	4	149		145	3
Food & refrigerated	48	48	-	137		147	(7)
Coal & renewables	213	271	(21)	607		771	(21)
Bulk	498	548	(9)	1,422		1,591	(11)
Industrial chemicals & plastics	144	158	(9)	439		463	(5)
Metals & minerals	156	200	(22)	492		579	(15)
Forest products	55	55	-	161		167	(4)
Energy & specialized markets	125	157	(20)	402		460	(13)
Industrial	480	570	(16)	1,494		1,669	(10)
Automotive	203	222	(9)	490		650	(25)
Intermodal [a]	863	789	9	2,296		2,443	(6)
Premium	1,066	1,011	5	2,786		3,093	(10)
Total	2,044	2,129	(4)%	5,702		6,353	(10)%
Average Revenue per Car
Grain & grain products	$3,705	$3,900	(5)%	$3,832		$3,939	(3)%
Fertilizer	3,172	3,334	(5)	3,361		3,391	(1)
Food & refrigerated	4,891	5,203	(6)	5,053		5,211	(3)
Coal & renewables	1,820	2,082	(13)	1,938		2,129	(9)
Bulk	2,964	3,068	(3)	3,092		3,130	(1)
Industrial chemicals & plastics	3,154	3,131	1	3,150		3,087	2
Metals & minerals	2,337	2,599	(10)	2,444		2,785	(12)
Forest products	5,181	5,275	(2)	5,300		5,249	1
Energy & specialized markets	3,742	3,797	(1)	3,791		3,822	(1)
Industrial	3,271	3,336	(2)	3,321		3,402	(2)
Automotive	2,368	2,436	(3)	2,438		2,485	(2)
Intermodal [a]	1,238	1,294	(4)	1,261		1,276	(1)
Premium	1,454	1,545	(6)	1,468		1,530	(4)
Average	$2,248	$2,417	(7)%	$2,359		$2,423	(3)%

[a]	For intermodal shipments each container or trailer equals one carload. 2

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Financial Position (unaudited)

	Sep. 30,	Dec. 31,
Millions, Except Percentages	2020	2019
Assets
Cash and cash equivalents	$2,601	$831
Short-term investments	60	60
Other current assets	2,469	2,568
Investments	2,071	2,050
Net properties	54,375	53,916
Operating lease assets	1,642	1,812
Other assets	496	436
Total assets	$63,714	$61,673

Liabilities and Common Shareholders' Equity
Debt due within one year	$1,980	$1,257
Other current liabilities	2,861	3,094
Debt due after one year	26,080	23,943
Operating lease liabilities	1,293	1,471
Deferred income taxes	12,328	11,992
Other long-term liabilities	1,973	1,788
Total liabilities	46,515	43,545
Total common shareholders' equity	17,199	18,128
Total liabilities and common shareholders' equity	$63,714	$61,673

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Cash Flows (unaudited)

Millions,	Year-to-Date
For the Periods Ended September 30,	2020	2019
Operating Activities
Net income	$3,969	$4,516
Depreciation	1,653	1,657
Deferred income taxes	327	297
Other - net	44	(206)
Cash provided by operating activities	5,993	6,264
Investing Activities
Capital investments	(2,294)	(2,495)
Maturities of short-term investments	106	120
Purchases of short-term investments	(106)	(110)
Other - net	213	(22)
Cash used in investing activities	(2,081)	(2,507)
Financing Activities
Debt issued	4,004	3,986
Share repurchase programs	(2,956)	(5,162)
Dividends paid	(1,974)	(1,925)
Debt repaid	(832)	(642)
Debt Exchange	(327)	-
Net issuance of commercial paper	(2)	(5)
Other - net	(63)	(34)
Cash used in financing activities	(2,150)	(3,782)
Net Change in Cash, Cash Equivalents and Restricted Cash	1,762	(25)
Cash, cash equivalents, and restricted cash at beginning of year	856	1,328
Cash, Cash Equivalents, and Restricted Cash at End of Period	$2,618	$1,303
Free Cash Flow*
Cash provided by operating activities	$5,993	$6,264
Cash used in investing activities	(2,081)	(2,507)
Dividends paid	(1,974)	(1,925)
Free cash flow	$1,938	$1,832

*Free cash flow is a non-GAAP measure; however, we believe this measure is important to management and investors in evaluating our financial performance and measures our ability to generate cash without additional external financing.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Operating and Performance Statistics (unaudited)

	3rd Quarter				Year-to-Date
For the Periods Ended September 30,	2020	2019	%		2020	2019	%
Operating/Performance Statistics
Freight car velocity (daily miles per car) [a]	220	214	3%		217	203	7%
Average train speed (miles per hour) [a] *	25.3	25.2	-		25.8	24.8	4
Average terminal dwell time (hours) [a] *	22.8	23.6	(3)		22.8	25.3	(10)
Locomotive productivity (GTMs per horsepower day)	138	124	11		135	118	14
Gross ton-miles (GTMs) (millions)	196,998	215,487	(9)		568,921	645,815	(12)
Train length (feet)	8,984	7,924	13		8,676	7,618	14
Intermodal car trip plan compliance (%)	77	81	(4)	pts	81	72	9	pts
Manifest/Automotive car trip plan compliance (%)	72	67	5	pts	70	63	7	pts
Workforce productivity (car miles per employee)	998	883	13		920	853	8
Total employees (average)	30,155	36,659	(18)		31,362	38,456	(18)

Locomotive Fuel Statistics
Average fuel price per gallon consumed	$1.36	$ 2.09	(35)%		$ 1.51	$ 2.13	(29)%
Fuel consumed in gallons (millions)	213	232	(8)		627	725	(14)
Fuel consumption rate**	1.084	1.075	1		1.103	1.122	(2)

Revenue Ton-Miles (Millions)
Grain & grain products	18,035	16,545	9%		50,388	49,966	1%
Fertilizer	2,932	2,737	7		9,092	8,722	4
Food & refrigerated	4,614	4,679	(1)		12,872	14,037	(8)
Coal & renewables	20,374	27,516	(26)		58,567	78,700	(26)
Bulk	45,955	51,477	(11)		130,919	151,425	(14)
Industrial chemicals & plastics	7,170	7,268	(1)		20,630	21,295	(3)
Metals & minerals	6,536	9,224	(29)		21,471	29,403	(27)
Forest products	5,882	5,784	2		17,321	17,711	(2)
Energy & specialized markets	8,005	11,381	(30)		27,327	33,173	(18)
Industrial	27,593	33,657	(18)		86,749	101,582	(15)
Automotive	4,269	4,757	(10)		10,498	13,954	(25)
Intermodal	20,096	18,216	10		55,344	56,540	(2)
Premium	24,365	22,973	6		65,842	70,494	(7)
Total	97,913	108,107	(9)%		283,510	323,501	(12)%

[a]Prior years have been realigned to conform to the current year presentation.

*Surface Transportation Board reported performance measures.

**Fuel consumption is computed as follows: gallons of fuel consumed divided by gross ton-miles in thousands.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Income (unaudited)

	2020
Millions, Except Per Share Amounts and Percentages,	1st Qtr	2nd Qtr	3rd Qtr	Year-to-Date
Operating Revenues
Freight revenues	$4,880	$3,972	$4,596	$13,448
Other revenues	349	272	323	944
Total operating revenues	5,229	4,244	4,919	14,392
Operating Expenses
Compensation and benefits	1,059	905	1,008	2,972
Depreciation	547	551	555	1,653
Purchased services and materials	521	441	508	1,470
Fuel	434	247	301	982
Equipment and other rents	227	211	217	655
Other	298	235	299	832
Total operating expenses	3,086	2,590	2,888	8,564
Operating Income	2,143	1,654	2,031	5,828
Other income	53	131	37	221
Interest expense	(278)	(289)	(295)	(862)
Income before income taxes	1,918	1,496	1,773	5,187
Income taxes	(444)	(364)	(410)	(1,218)
Net Income	$1,474	$1,132	$1,363	$3,969

Share and Per Share
Earnings per share - basic	$2.15	$1.67	$2.02	$5.85
Earnings per share - diluted	$2.15	$1.67	$2.01	$5.83
Weighted average number of shares - basic	684.3	677.7	675.0	679.0
Weighted average number of shares - diluted	686.2	679.2	676.8	680.7
Dividends declared per share	$0.97	$0.97	$0.97	$2.91

Operating Ratio	59.0%	61.0%	58.7%	59.5%
Effective Tax Rate	23.1%	24.3%	23.1%	23.5%

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Freight Revenues Statistics (unaudited)

	2020
	1st Qtr	2nd Qtr	3rd Qtr	Year-to-Date
Freight Revenues (Millions)
Grain & grain products	$689	$644	$695	$2,028
Fertilizer	174	168	157	499
Food & refrigerated	250	205	239	694
Coal & renewables	421	369	387	1,177
Bulk	1,534	1,386	1,478	4,398
Industrial chemicals & plastics	495	435	454	1,384
Metals & minerals	469	368	365	1,202
Forest products	303	266	284	853
Energy & specialized markets	627	431	464	1,522
Industrial	1,894	1,500	1,567	4,961
Automotive	524	189	481	1,194
Intermodal	928	897	1,070	2,895
Premium	1,452	1,086	1,551	4,089
Total	$4,880	$3,972	$4,596	$13,448
Revenue Carloads (Thousands)
Grain & grain products	175	167	187	529
Fertilizer	46	53	50	149
Food & refrigerated	48	41	48	137
Coal & renewables	208	186	213	607
Bulk	477	447	498	1,422
Industrial chemicals & plastics	154	141	144	439
Metals & minerals	174	162	156	492
Forest products	56	50	55	161
Energy & specialized markets	162	115	125	402
Industrial	546	468	480	1,494
Automotive	208	79	203	490
Intermodal [a]	709	724	863	2,296
Premium	917	803	1,066	2,786
Total	1,940	1,718	2,044	5,702
Average Revenue per Car
Grain & grain products	$3,940	$3,861	$3,705	$3,832
Fertilizer	3,768	3,181	3,172	3,361
Food & refrigerated	5,277	4,986	4,891	5,053
Coal & renewables	2,022	1,979	1,820	1,938
Bulk	3,219	3,099	2,964	3,092
Industrial chemicals & plastics	3,205	3,086	3,154	3,150
Metals & minerals	2,697	2,276	2,337	2,444
Forest products	5,457	5,256	5,181	5,300
Energy & specialized markets	3,866	3,739	3,742	3,791
Industrial	3,469	3,201	3,271	3,321
Automotive	2,525	2,388	2,368	2,438
Intermodal [a]	1,307	1,241	1,238	1,261
Premium	1,583	1,354	1,454	1,468
Average	$2,516	$2,312	$2,248	$2,359

[a]For intermodal shipments each container or trailer equals one carload.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Non-GAAP Measures Reconciliation to GAAP

Adjusted Debt / Adjusted EBITDA*

Millions, Except Ratios	Sep. 30,	Dec. 31,
for the Trailing Twelve Months Ended [a]	2020	2019
Net income	$5,372	$5,919
Add:
Income tax expense	1,693	1,828
Depreciation	2,212	2,216
Interest expense	1,140	1,050
EBITDA	$10,417	$11,013
Adjustments:
Other income	(277)	(243)
Interest on operating lease liabilities**	59	68
Adjusted EBITDA	$10,199	$10,838
Debt	$28,060	$25,200
Operating lease liabilities	1,601	1,833
Unfunded pension and OPEB, net of taxes of $107 and $124	349	400
Adjusted debt	$30,010	$27,433
Adjusted debt / Adjusted EBITDA	2.9	2.5

[a]

The trailing twelve months income statement information ended September  30, 2020 is recalculated by taking the twelve months ended December 31, 2019, subtracting the nine months ended September 30, 2019, and adding the nine months ended September 30, 2020.

*Total debt plus operating lease liabilities plus after-tax unfunded pension and OPEB obligation divided by net income plus income tax expense, depreciation, amortization, interest expense and adjustments for other income and interest on operating lease liabilities. Adjusted debt to adjusted EBITDA (earnings before interest, taxes, depreciation, amortization, other income and interest on operating lease liabilities) is considered a non-GAAP financial measure by SEC Regulation G and Item 10 of SEC Regulation S-K and may not be defined and calculated by other companies in the same manner. We believe this measure is important to management and investors in evaluating the Company’s ability to sustain given debt levels (including leases) with the cash generated from operations. In addition, a comparable measure is used by rating agencies when reviewing the Company’s credit rating. Adjusted debt to Adjusted EBITDA should be considered in addition to, rather than as a substitute for, net income. The table above provides reconciliations from net income to adjusted debt to adjusted EBITDA. At both September 30, 2020 and December 31, 2019, the incremental borrowing rate on operating lease liabilities was 3.7%.

**Represents the hypothetical interest expense we would incur (using the incremental borrowing rate) if the property under our operating leases were owned or accounted for as finance leases.